Exhibit 99.1
Coupang Announces Results for First Quarter 2025
Net Revenues of $7.9 billion, up 11% YoY and 21% on an FX-neutral basis
Gross Profit of $2.3 billion, up 20% YoY and 31% on an FX-neutral basis
Operating income of $154 million, up $114 million
Operating Cash Flow of $2.0 billion and Free Cash Flow of $1.0 billion for the trailing twelve months
SEATTLE - (BUSINESS WIRE) May 6, 2025—Coupang, Inc. (NYSE: CPNG) today announced financial results for its first quarter ended March 31, 2025.
Q1 2025 Consolidated Highlights:
•Net revenues were $7.9 billion, up 11% YoY on a reported basis and 21% YoY on an FX-neutral basis.
•Gross profit increased 20% YoY and 31% YoY on an FX-neutral basis to $2.3 billion. Gross profit margin was 29.3%, an improvement of 217 bps YoY.
•Operating income was $154 million, an increase of $114 million from last year.
•Net income was $114 million and net income attributable to Coupang stockholders was $107 million, an increase of $102 million from last year.
•Diluted EPS was $0.06, an increase of $0.06 over last year.
•Adjusted EBITDA for the quarter was $382 million with a margin of 4.8%, up 88 bps from last year.
•Operating cash flow for the trailing twelve months was $2.0 billion, a decrease of $335 million YoY. This is primarily due to certain non-recurring working capital benefits in the prior period.
•Free cash flow was $1.0 billion for the trailing twelve months, a decrease of $450 million YoY. This is primarily due to certain non-recurring working capital benefits in the prior period.
Q1 2025 Segment Highlights:
•Product Commerce segment net revenues were $6.9 billion, up 6% YoY on a reported basis and 16% YoY on an FX-neutral basis.
•Product Commerce Active Customers reached 23.4 million, growing 9% YoY.
•Product Commerce gross profit was $2.2 billion, up 17% YoY on a reported basis and 28% YoY on an FX-neutral basis. Gross profit margin was 31.3%, an increase of over 300 bps YoY.
•Product Commerce segment adjusted EBITDA was $550 million, up $83 million YoY, with a margin of 8.0%, up 81 bps YoY.
•Developing Offerings segment (including International, Eats, Play, Fintech and Farfetch) net revenues were $1.0 billion, up 67% YoY on a reported basis and 78% YoY on an FX-neutral basis.
•Developing Offerings segment adjusted EBITDA was negative $168 million, an improvement of $18 million YoY.
Stock Repurchase Plan:
Today we are announcing that our Board of Directors has recently authorized a stock repurchase program for up to $1 billion of our outstanding shares of our Class A common stock, as part of our broader capital allocation strategy allowing us to generate meaningful returns for the shareholders.

Coupang, Inc.	Q1 2025 Earnings Release	1

First Quarter 2025 Results
Consolidated Financial Summary

(in millions, except net revenues per Product Commerce Active Customer and earnings per share)	Three Months Ended March 31,
	2025	2024(3)	% Change
Total net revenues	$7,908	$7,114	11%
Total net revenues growth, constant currency(1)			21%
Net revenues per Product Commerce Active Customer	$294	$302	(3)%
Net revenues per Product Commerce Active Customer, constant currency(1)	$321		6%
Product Commerce Active Customers	23.4	21.5	9%
Gross profit(2)	$2,316	$1,929	20%
Gross profit growth, constant currency(1)(2)			31%
Net income (loss)	$114	$(24)	NM(4)
Net income attributable to Coupang stockholders	$107	$5	NM(4)
Adjusted EBITDA(1)	$382	$281	36%
Earnings per share, basic	$0.06	$—	100%
Earnings per share, diluted	$0.06	$—	100%
Net cash provided by operating activities	$354	$212	67%
Free cash flow(1)	$116	$107	8%
Segment Information

	Three Months Ended March 31,
(in millions)	2025	2024(3)	% Change
Product Commerce
Net revenues	$6,870	$6,494	6%
Net revenues growth, constant currency(1)			16%
Gross profit	$2,151	$1,836	17%
Gross profit growth, constant currency(1)			28%
Segment adjusted EBITDA	$550	$467	18%
Developing Offerings
Net revenues	$1,038	$620	67%
Net revenues growth, constant currency(1)			78%
Gross profit	$165	$93	77%
Gross profit growth, constant currency(1)			87%
Segment adjusted EBITDA	$(168)	$(186)	(10)%
_________
(1)Total net revenues growth, constant currency, net revenues per Product Commerce Active Customer, constant currency, gross profit growth, constant currency, adjusted EBITDA, and free cash flow are non-GAAP financial measures as defined by the Securities and Exchange Commission (the “SEC”). See the “Non-GAAP Financial Measures” and “Reconciliations of Non-GAAP Measures” sections herein for more information regarding our use of these measures and reconciliations to the most directly comparable financial measures calculated in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(2)Gross profit is calculated as total net revenues minus cost of sales.
(3)We completed the acquisition of the assets of Farfetch at the end of January in Q1 2024.
(4)Non-meaningful.

Coupang, Inc.	Q1 2025 Earnings Release	2

Webcast and Conference Call
Coupang, Inc. will host a conference call to discuss first quarter results on May 6, 2025 at 2:30 PM PT/ 5:30 PM ET. A live webcast of the conference call will be available on our Investor Relations website, ir.aboutcoupang.com, and a replay of the conference call will be available for at least three months. This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable U.S. GAAP measures, as well as our first quarter earnings presentation, are also available on that site.
About Coupang
Coupang is a technology and Fortune 200 company listed on the New York Stock Exchange (NYSE: CPNG) that provides retail, restaurant delivery, video streaming, and fintech services to customers around the world under brands that include Coupang, Coupang Eats, Coupang Play and Farfetch.

Investor Contact:	Media Contact:
Coupang IR	Coupang PR
ir@coupang.com	press@coupang.com

Coupang, Inc.	Q1 2025 Earnings Release	3

FORWARD-LOOKING STATEMENTS
This earnings release or related management commentary may contain statements that may be deemed to be "forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws.
All statements other than statements of historical facts contained in this earnings release and related management commentary, including statements about our business and growth strategies, anticipated or target margins, cash flows, and other operating or financial results, our planned investments in new products and offerings, and their anticipated outcomes, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "toward," "will," "shall," "goal," "objective," "seek," "strategy," "future," "continue," or "would," or the negative of these words or other similar terms or expressions.We have based the forward-looking statements contained in this earnings release and related management commentary on our current expectations and projections about future events and trends that we believe may affect our industry, business, financial condition, and results of operations. Actual results and outcomes could differ materially for a variety of reasons, including, among others, risks and uncertainties regarding the continued growth of the retail market and the increased acceptance of online transactions by potential customers, competition in our industry, managing our growth and expansion into new markets and offerings, risks associated with current and future acquisitions, mergers, dispositions, joint ventures or investments, our financial performance, the extent to which we owe income or other taxes, our ability to retain existing suppliers and to add new suppliers, our market position, our operation and management of our fulfillment and delivery infrastructure, legal and regulatory developments, and the outcomes of any claims, litigation, audits, inspections and investigations, and the impact of global economic factors including inflation, foreign currency exchange rates, geopolitical events, and tariffs and other trade barriers. The forward-looking statements contained in this release are also subject to other risks and uncertainties that could cause actual results to differ from the results predicted. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our most recent Annual Report on Form 10-K and subsequent SEC filings. All forward-looking statements in this earnings release or related management commentary are based on information available to Coupang and assumptions and beliefs as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.
Investors and others should note that we may announce material business and financial information to our investors using our investor relations website (ir.aboutcoupang.com), our filings with the SEC, webcasts, press releases, and conference calls. We use these mediums, including our website, to communicate with investors and the general public about our company, our offerings, and other issues. It is possible that the information that we make available on our website may be deemed to be material information. We therefore encourage investors and others interested in our company to review the information that we make available on our website.

Coupang, Inc.	Q1 2025 Earnings Release	4

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended March 31,
(in millions, except per share amounts)	2025	2024
Net retail sales	$6,088	$5,895
Net other revenue	1,820	1,219
Total net revenues	7,908	7,114

Cost of sales	5,592	5,185
Operating, general and administrative	2,162	1,889
Total operating cost and expenses	7,754	7,074

Operating income	154	40

Interest income	49	55
Interest expense	(23)	(27)
Other income (expense), net	36	(9)
Income before income taxes	216	59

Income tax expense	102	83

Net income (loss)	114	(24)
Net income (loss) attributable to noncontrolling interests	7	(29)
Net income attributable to Coupang stockholders	107	5

Earnings per share
Basic	$0.06	$—
Diluted	$0.06	$—

Weighted-average shares outstanding
Basic	1,806	1,794
Diluted	1,840	1,815

Coupang, Inc.	Q1 2025 Earnings Release	5

COUPANG, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)

(in millions)	March 31, 2025	December 31, 2024
Assets
Cash and cash equivalents	$6,113	$5,879
Restricted cash	86	151
Accounts receivable, net	484	407
Inventories	2,049	2,099
Prepaids and other current assets	474	458
Total current assets	9,206	8,994

Property and equipment, net	2,953	2,813
Operating lease right-of-use assets	2,317	2,016
Intangible assets, net	215	271
Deferred tax assets	612	622
Long-term lease deposits and other	683	628
Total assets	$15,986	$15,344

Liabilities, redeemable noncontrolling interests, and equity
Accounts payable	$5,702	$5,554
Accrued expenses	391	461
Deferred revenue	172	141
Short-term borrowings	556	479
Current portion of long-term debt	—	66
Current portion of long-term operating lease obligations	444	422
Other current liabilities	646	593
Total current liabilities	7,911	7,716

Long-term debt	1,002	988
Long-term operating lease obligations	2,078	1,770
Defined severance benefits and other	597	693
Total liabilities	11,588	11,167

Commitments and contingencies

Redeemable noncontrolling interests	24	75

Equity
Common stock	—	—
Class A — shares authorized 10,000, outstanding 1,649 and 1,643 Class B — shares authorized 250, outstanding 158 and 158
Additional paid-in capital	8,898	8,736
Accumulated other comprehensive loss	(404)	(404)
Accumulated deficit	(4,122)	(4,229)
Noncontrolling interests	2	(1)
Total equity	4,374	4,102
Total liabilities, redeemable noncontrolling interests and equity	$15,986	$15,344

Coupang, Inc.	Q1 2025 Earnings Release	6

COUPANG, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Three Months Ended March 31,
(in millions)	2025	2024
Operating activities
Net income (loss)	$114	$(24)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	122	95
Provision for severance benefits	56	45
Equity-based compensation	121	88
Non-cash operating lease expense	116	103
Deferred income taxes	11	47
Other	1	42
Change in operating assets and liabilities, net of acquisition:
Accounts receivable, net	(80)	(14)
Inventories	(18)	(33)
Other assets	(111)	(55)
Accounts payable	111	(31)
Accrued expenses	(93)	(30)
Other liabilities	4	(21)
Net cash provided by operating activities	354	212

Investing activities
Purchases of property and equipment	(239)	(107)
Proceeds from sale of property and equipment	1	2
Net cash acquired in acquisition	—	68
Other investing activities	25	(80)
Net cash used in investing activities	(213)	(117)

Financing activities
Proceeds from issuance of common stock, equity-based compensation plan	—	1
Proceeds from short-term borrowings and long-term debt	295	14
Repayment of short-term borrowings and long-term debt	(267)	(17)
Other financing activities	(12)	54
Net cash provided by financing activities	16	52
Effect of exchange rate changes on cash and cash equivalents, and restricted cash	12	(170)
Net increase in cash and cash equivalents, and restricted cash	169	(23)
Cash and cash equivalents, and restricted cash, as of beginning of period	6,031	5,597
Cash and cash equivalents, and restricted cash, as of end of period	$6,200	$5,574

Coupang, Inc.	Q1 2025 Earnings Release	7

Supplemental Financial Information
Share Information

	As of March 31,
(in millions)	2025	2024
Outstanding common stock	1,807	1,795
Outstanding equity-based awards	76	66
Outstanding common stock and equity-based awards	1,883	1,861

Key Business Metrics and Non-GAAP Financial Measures
We review the key business and financial metrics discussed below. We use these measures to evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions.
Key Business Metrics
Net Revenues per Product Commerce Active Customer
Net revenues per Product Commerce Active Customer is the net revenues generated in a period divided by the total number of Product Commerce Active Customers in that period. A key driver of growth is increasing the frequency and the level of spend of customers who are shopping on our Product Commerce apps or websites. We therefore view net revenues per Product Commerce Active Customer as a key indicator of engagement and retention of our customers and our ability to drive future revenue growth, though there may be a short-term dilutive impact when a large number of new Product Commerce active customers are added in a recent period.
Product Commerce Active Customers
As of the last date of each reported period, we determine our number of Product Commerce Active Customers by counting the total number of individual customers who have ordered at least once directly from our Product Commerce apps or websites during the relevant period. A customer is anyone who has created an account on our apps or websites, identified by a unique email address. The change in Product Commerce Active Customers in a reported period captures both the inflow of new customers as well as the outflow of existing customers who have not made a purchase in the period. We view the number of Product Commerce Active Customers as an indicator of future growth in our net revenue, the reach of our network, the awareness of our brand, and the engagement of our customers.

	Three Months Ended March 31,
(in millions, except net revenues per Product Commerce Active Customer)	2025	2024	% Change
Net revenues per Product Commerce Active Customer	$294	$302	(3)%
Net revenues per Product Commerce Active Customer (Constant Currency)	$321		6%
Product Commerce Active Customers	23.4	21.5	9%
Non-GAAP Financial Measures
We report our financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures provide investors with additional useful information in evaluating our performance. These non-GAAP financial measures may be different than similarly titled measures used by other companies.
Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with U.S. GAAP. Non-GAAP measures have limitations in that they do not reflect all the amounts associated with our results of operations as determined in accordance with U.S. GAAP. These measures should only be used to evaluate our results of operations in conjunction with the corresponding U.S. GAAP measures.

Coupang, Inc.	Q1 2025 Earnings Release	8

Non-GAAP Measure	Definition	How We Use The Measure
Adjusted EBITDA
• Net income (loss), excluding the effects of:
- depreciation and amortization,
- interest expense,
- interest income,
- other income (expense), net,
- income tax expense (benefit),
- equity-based compensation,
- impairments, and
- other items not reflective of our ongoing operations.

• Provides information to management to evaluate and assess our performance and allocate internal resources.

• We believe Adjusted EBITDA and Adjusted EBITDA Margin are frequently used by investors and other interested parties in evaluating companies in the retail industry for period-to-period comparisons as they remove the impact of certain items that are not representative of our ongoing business, such as material non-cash items, acquisition-related transaction and restructuring costs, significant costs related to certain non-ordinary course legal and regulatory matters, and certain variable charges.

Adjusted EBITDA Margin	• Adjusted EBITDA as a percentage of total net revenues.
Constant Currency Revenue and Constant Currency Gross Profit
• Constant currency information compares results between periods as if exchange rates had remained constant.
• We define constant currency revenue and constant currency gross profit as total revenue and gross profit, respectively, excluding the effect of foreign exchange rate movements, and use it to determine the constant currency revenue growth and constant currency gross profit growth on a comparative basis.
• Constant currency revenue and constant currency gross profit are calculated by translating current period revenues using the prior period exchange rate.

• The effect of currency exchange rates on our business is an important factor in understanding period-to-period comparisons. Our financial reporting currency is the U.S. dollar (“USD”) and changes in foreign exchange rates can significantly affect our reported results and consolidated trends. For example, our business generates sales predominantly in Korean Won (“KRW”), which are favorably affected as the USD weakens relative to the KRW, and unfavorably affected as the USD strengthens relative to the KRW.

• We use constant currency revenue and constant currency revenue growth, constant currency gross profit and constant currency gross profit growth for financial and operational decision-making and as a means to evaluate comparisons between periods. We believe the presentation of our results on a constant currency basis in addition to U.S. GAAP results helps improve the ability to understand our performance because they exclude the effects of foreign currency volatility that are not indicative of our actual results of operations.

Constant Currency Revenue Growth and Constant Currency Gross Profit Growth
• Constant currency revenue growth and constant currency gross profit growth (as percentages) are calculated by determining the increase in current period revenue and gross profit over prior period revenue and gross profit, where current period foreign currency revenue and gross profit are translated using prior period exchange rates.

Free Cash Flow	• Cash flow from operations Less: purchases of property and equipment, Plus: proceeds from sale of property and equipment.	• Provides information to management and investors about the amount of cash generated from our ongoing operations that, after purchases and sales of property and equipment, can be used for strategic initiatives, including investing in our business and strengthening our balance sheet, including paying down debt, and paying dividends to stockholders.

Coupang, Inc.	Q1 2025 Earnings Release	9

Reconciliations of Non-GAAP Measures
A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Although, it is important to note that these factors could be material to Coupang’s results computed in accordance with GAAP. Certain amounts may not foot due to rounding.
The following tables present the reconciliations from each U.S. GAAP measure to its corresponding non-GAAP measure for the periods noted:
Constant Currency Revenue and Constant Currency Revenue Growth

	Three Months Ended March 31,				Year over Year Growth
	2025			2024
(in millions)	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	As Reported	Constant Currency Basis
Consolidated
Net retail sales	$6,088	$545	$6,633	$5,895	3%	13%
Net other revenue	1,820	156	1,976	1,219	49%	62%
Total net revenues	$7,908	$701	$8,609	$7,114	11%	21%

Net Revenues by Segment
Product Commerce	$6,870	$635	$7,505	$6,494	6%	16%
Developing Offerings	1,038	66	1,104	620	67%	78%
Total net revenues	$7,908	$701	$8,609	$7,114	11%	21%
Constant Currency Gross Profit and Constant Currency Gross Profit Growth

	Three Months Ended March 31,				Year over Year Growth
	2025			2024
(in millions)	As Reported	Exchange Rate Effect	Constant Currency Basis	As Reported	As Reported	Constant Currency Basis
Gross Profit by Segment
Product Commerce	$2,151	$201	$2,352	$1,836	17%	28%
Developing Offerings	165	9	174	93	77%	87%
Gross profit	$2,316	$210	$2,526	$1,929	20%	31%
Free Cash Flow

	Three Months Ended March 31,		Trailing Twelve Months Ended March 31,
(in millions)	2025	2024	2025	2024
Net cash provided by operating activities	$354	$212	$2,028	$2,363
Adjustments:
Purchases of land and buildings	(49)	(10)	(284)	(357)
Purchases of equipment	(190)	(97)	(727)	(551)
Total purchases of property and equipment	(239)	(107)	(1,011)	(908)
Proceeds from sale of property and equipment	1	2	8	20
Total adjustments	$(238)	$(105)	$(1,003)	$(888)
Free cash flow	$116	$107	$1,025	$1,475
Net cash used in investing activities	$(213)	$(117)	$(915)	$(961)
Net cash provided by (used in) financing activities	$16	$52	$(105)	$173

Coupang, Inc.	Q1 2025 Earnings Release	10

Adjusted EBITDA and Adjusted EBITDA Margin

	Three Months Ended March 31,		Trailing Twelve Months Ended March 31,
(in millions)	2025	2024	2025	2024
Total net revenues	$7,908	$7,114	$31,062	$25,697

Net income attributable to Coupang shareholders	107	5	256	1,273
Net income (loss) attributable to noncontrolling interests	7	(29)	(52)	(29)
Net income (loss)	114	(24)	204	1,244
Net income (loss) margin	1.4%	(0.3)%	0.7%	4.8%
Adjustments:
Depreciation and amortization	122	95	460	305
Interest expense	23	27	136	66
Interest income	(49)	(55)	(210)	(201)
Income tax expense (income)	102	83	426	(727)
Other (income) expense, net	(36)	9	(6)	24
Acquisition and restructuring related (gains) and losses, net	(15)	58	54	58
KFTC administrative fine	—	—	121	—
Fulfillment Center Fire insurance gain	—	—	(175)	—
Equity-based compensation	121	88	466	344
Adjusted EBITDA	$382	$281	$1,476	$1,113
Adjusted EBITDA margin	4.8%	3.9%	4.8%	4.3%

Coupang, Inc.	Q1 2025 Earnings Release	11